Exhibit 10.3

Second Amendment to Employment Agreement

This Second Amendment to Employment Agreement (this “Amendment”) is made by and between W&T Offshore, Inc., a Texas corporation (the “Company”) and Jamie L. Vazquez (“Key Employee”).

W I T N E S S E T H:

WHEREAS, the Company and Key Employee are parties to that certain Employment Agreement dated effective September 28, 2005, as amended July 18, 2006 (the “Original Agreement”); and

WHEREAS, the Company and Key Employee desire to amend the Original Agreement in certain respects as provided herein.

NOW THEREFORE, for and in consideration of the foregoing and the agreements contained herein, the Company and Key Employee do hereby agree as follows:

1.	Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the same meaning ascribed thereto in the Original Agreement.

2.	Amendment. (a) Section 1.2 of the Original Agreement is hereby amended by adding the following sentence at the end of said section, as follows:

“Effective as of the date of this Amendment, during the term of this Agreement, the Company shall employ Key Employee in the position of President of the Company, or in such other positions as the Chief Executive Officer of the Company may require.”

(b)	Section 3.1 of the Original Agreement is hereby amended by adding the following sentence after the first sentence of said section, as follows:

“Effective as of the date of this Amendment, during the term of this Agreement, Key Employee shall receive a minimum annual base salary of $510,000.”

3.	Ratification. As amended herein, the Original Agreement remains in full force and effect. The term “Agreement” shall hereafter mean the Original Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the 24th day of September 2008, to be effective as of the Effective Date.

W&T OFFSHORE, INC.

By:	/s/ Tracy W. Krohn
Name:	Tracy W. Krohn
Title:	Chief Executive Officer “COMPANY”

By:	/s/ Jamie L. Vazquez
Name:	Jamie L. Vazquez “KEY EMPLOYEE”